                                                                   EXHIBIT 99.54

(MERRILL LYNCH LOGO)     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-WMC5
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[2,285,466,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC5




                   MERRILL LYNCH MORTGAGE CAPITAL INC. SELLER

                MERRILL LYNCH MORTGAGE INVESTORS, INC. DEPOSITOR

                          WMC MORTGAGE CORP. ORIGINATOR

                      HOMEQ SERVICING CORPORATION SERVICER

                    WELLS FARGO BANK MINNESOTA, N.A. TRUSTEE




                                OCTOBER 22, 2004

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-WMC5
--------------------------------------------------------------------------------


Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                SCENARIO                             1                      2                     3
----------------------------------------     -------------   ------------------     ------------------     ------------------
                           PRICING SPEED                           100%             Arm 130% / Fix 70%    Arm 130% / Fix 70%
                                   RATES                          Forward                Forward               Forward +200
                                TRIGGERS                           Fail                   Fail                  Fail
                            CLEANUP CALL                        To Maturity            To Maturity           To Maturity
                     DEFAULT P&I ADVANCE                       100% Advance           100% Advance          100% Advance
                        DEFAULT SEVERITY                            40%                    40%                   40%
                    DEFAULT RECOVERY LAG                          0 months               0 months              0 months
                         DEFAULT BALANCE                      Current Balance        Current Balance       Current Balance
                               CPR = CRR     PSA standard         CPR = CRR              CPR = CRR             CPR = CRR
                                     CDR     PSA standard    0 Mnths 1-10; 5.56     0 Mnths 1-10; 5.56     0 Mnths 1-10; 5.56
                                                                thereafter              thereafter            thereafter
----------------------------------------     -------------   ------------------     ------------------     ------------------
                    INITIAL
         RATINGS       BOND         SUB-
CLASS      M/S         SIZE   ORDINATION
-----    -------    -------   ----------
A        AAA/AAA      81.50      18.50       CDR
                                             CummLosses
M1       AA1/AA+       2.90      15.60       CDR
                                             CummLosses
M2       AA2/AA+       2.65      12.95       CDR
                                             CummLosses
M3       AA3/AA        1.70      11.25       CDR
                                             CummLosses
M4       A1/AA         1.50       9.75       DM                             105                    105                    105
                                             WAL                           5.77                   5.82                   5.82
                                             Prin Window          May10 - Oct10          May10 - Nov10          May10 - Nov10
                                             CDR                   0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)
                                             CummLosses                   4.50%                  4.39%                  4.39%
M5       A2/AA         1.40       8.35       DM                             117                    118                    118
                                             WAL                           6.16                   6.35                   6.35
                                             Prin Window          Oct10 - Mar11          Nov10 - Jun11          Nov10 - Jun11
                                             CDR                   0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)
                                             CummLosses                   4.50%                  4.39%                  4.39%
M6       A3/AA         1.35       7.00       DM                             136                    137                    137
                                             WAL                           6.60                   6.97                   6.97
                                             Prin Window          Mar11 - Aug11          Jun11 - Feb12          Jun11 - Feb12
                                             CDR                   0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)
                                             CummLosses                   4.50%                  4.39%                  4.39%
B1       BAA1/AA-      1.15       5.85       CDR
                                             CummLosses
B2       BAA2/A+       1.00       4.85       CDR
                                             CummLosses
B3       BAA3/A-       1.00       3.85       CDR
                                             CummLosses
B4       NR/BBB+       1.00       2.85       CDR
                                             CummLosses
B5       NR/BBB        1.00       1.85       CDR
                                             CummLosses
                          -       1.85       CDR
                                             CummLosses
OC                     1.85          -                                        -                      -                      -